UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): August 29, 2006
TRANSOCEAN INC.
(Exact name of Registrant as specified in its charter)

CAYMAN ISLANDS	333-75899	66-0582307
(State or jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

4 GREENWAY PLAZA	77046
HOUSTON, TEXAS	(Zip code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (713) 232-7500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Underwriting Agreement
Form of Officers' Certificate
Opinion of Baker Botts L.L.P.
Computation of Ratio of Earnings to Fixed Charges

Item 1.01 Entry into a Material Definitive Agreement.
     On August 29, 2006, Transocean Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company and Goldman, Sachs & Co., Calyon Securities (USA) Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the “Underwriters”) with respect to an underwritten public offering (the “Offering”) of $1,000,000,000 principal amount of its Floating Rate Notes due September 5, 2008 (the “Notes”). The Offering is being made under the Company’s Registration Statement on Form S-3 (Registration No. 333-58604).
     The Notes are to be issued pursuant to the Indenture, dated as of April 15, 1997, between the Company (formerly Transocean Offshore Inc.) and The Bank of New York Trust Company, N.A. (as the successor trustee to Texas Commerce Bank National Association, the “Trustee”), as supplemented (the “Indenture”), and the provisions of an Officers’ Certificate to be entered into by the Company, which will establish the form and terms of the Notes. The closing of the Offering is expected to occur on or about September 5, 2006.
     The Company will pay interest on the Notes on March 5, June 5, September 5 and December 5 of each year, beginning on December 5, 2006. The Notes will bear interest at a floating rate equal to a three month LIBOR rate, reset quarterly, plus 20 basis points (0.20%), per year. The Notes mature on September 5, 2008.
     Certain of the Underwriters and their respective affiliates have from time to time performed, and may in the future perform, various financial advisory and investment banking services for the Company, for which they received or will receive customary fees and expenses. Affiliates of each of Goldman, Sachs & Co., Calyon Securities (USA) Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. serve as lenders, and certain of these affiliates serve as agents, under the Company’s revolving credit facility and term credit facility.
     A copy of the Underwriting Agreement, the Indenture and the form of the Officers’ Certificate have been filed as Exhibits 1.1, 4.1 and 4.2, respectively, to this report and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information in Item 1.01 is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibits are filed herewith:
1.1	Underwriting Agreement, dated August 29, 2006, by and among the Company and Goldman, Sachs & Co., Calyon Securities (USA) Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc.

4.1	Indenture, dated as of April 15, 1997, between the Company and Texas Commerce Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K dated April 29, 1997).

4.2	Form of Officers’ Certificate of the Company establishing the form and terms of the Floating Rate Notes due 2008.

5.1	Opinion of Baker Botts L.L.P.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSOCEAN INC.

Date: August 31, 2006	By:	/s/ William E. Turcotte
William E. Turcotte
Vice President, Associate General Counsel and Assistant Secretary

Exhibit Index
1.1	Underwriting Agreement, dated August 29, 2006, by and among the Company and Goldman, Sachs & Co., Calyon Securities (USA) Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc.

4.1	Indenture, dated as of April 15, 1997, between the Company and Texas Commerce Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K dated April 29, 1997).

4.2	Form of Officers’ Certificate of the Company establishing the form and terms of the Floating Rate Notes due 2008.

5.1	Opinion of Baker Botts L.L.P.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).